UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2008

ZIONS BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Utah	001-12307	87-0227400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, 15th Floor Salt Lake City, Utah	84111
(Address of Principal Executive Office)	(Zip Code)

(801) 524-4787

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On April 30, 2008, Zions Bancorporation (the “Registrant”) and its indirect wholly-owned subsidiary Zions Direct, Inc. (“Zions Direct”) amended the Auction Agent Agreement between the Registrant and Zions Direct, dated March 6, 2008, relating to the issuance and sale of the Registrant’s Senior Medium-Term Notes Due Three Years or Less From the Date Issued, Series A (the “Notes”).

The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a Registration Statement on Form S-3 (No. 333-132868) (the “Registration Statement”) previously filed by the Registrant with the Securities and Exchange Commission (the “SEC”). A copy of Amendment No. 1 to the Auction Agent Agreement is filed as an exhibit hereto and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The Registrant hereby files the following exhibit to, and incorporates such exhibit by reference in, the Registration Statement supplemented by the Prospectus Supplement filed with the SEC on March 6, 2008, and as further supplemented by the Prospectus Supplement No. 2 filed with the SEC on March 31, 2008, or otherwise pursuant to requirements of Form 8-K:

1.1	Amendment No. 1 to the Auction Agent Agreement, dated April 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zions Bancorporation

Date: May 13, 2008	By:	/s/ THOMAS E. LAURSEN
Thomas E. Laursen Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1	Amendment No. 1 to the Auction Agent Agreement, dated April 30, 2008.